Carried Interest Due from Investment Funds	12 Months Ended
Dec. 31, 2013
Carried Interest Due from Investment Funds
Carried Interest Due from Investment Funds

Note 12—Carried Interest Due from Investment Funds

        The activity in the Company's Carried Interest due from Investment Funds is summarized as follows:

	Year ended December 31,
	2013	2012	2011
	(in thousands)
Balance at beginning of year	$47,723	$37,250	$24,654
Carried Interest recognized during the year:
Carried Interest earned during the year	13,419	10,473	9,275
Adjustment recognized pursuant to amendment of management agreement	—	—	3,321

	13,419	10,473	12,596
Proceeds received during the year	—	—	—

Balance at end of year	$61,142	$47,723	$37,250

        The amount of the Carried Interest received by the Company depends on the Investment Funds' future performance. As a result, the amount of Carried Interest recorded by the Company at year end is subject to adjustment based on future results of the Investment Funds and may be reduced in future years. However, the Company is not required to pay guaranteed returns to the Investment Funds and the amount of Carried Interest will only be reduced to the extent of amounts previously recognized.

        Management expects the Carried Interest to be collected by the Company when the Investment Funds liquidate. The investment commitment period for the Investment Funds ended on December 31, 2011. The Investment Funds will continue in existence through December 31, 2016, subject to three one-year extensions by PCM at its discretion as specified in the limited liability company and limited partnership agreements that govern the Investment Funds.